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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 24, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of November 1, 2003
                          providing for the issuance of

                                  $180,326,780

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-MS9

           Delaware                 333-103345               94-2528990
(State or other jurisdiction of     (Commission     (IRS Employer Identification
        Incorporation)              File Number)              Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555


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Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     99.1 Materials prepared by Credit Suisse First Boston LLC in connection with the Registrant's Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS9 (the "Certificates"). These materials are used by Bloomberg L.P. to create a model (the "Bloomberg Model") that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Bloomberg Model can be obtained by contacting John Graham at Credit Suisse First Boston LLC at telephone number 212-325-6201.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2003

                                        WASHINGTON MUTUAL MORTGAGE SECURITIES
                                        CORP.
                                        (Registrant)


                                        By: /s/ David H. Zielke
                                        ----------------------------------------
                                        David H. Zielke
                                        First Vice President and Counsel
                                        (Authorized Officer)


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